Phoenix Life Variable Accumulation Account

Spectrum Edge®+

PHL Variable Accumulation Account

Spectrum Edge®+

This supplement should be read with the prospectuses dated May 1, 2008 for the above variable annuity products.

The following replaces the subparagraph entitled “Roll-Up” of the description of “GMWB 2007” in the “Optional Benefits” section of the prospectus:

Roll-Up

On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by a percentage of the Benefit Base as of the prior contract anniversary, or, for the Roll-Up at the end of the first contract year, a percentage of the Benefit Base on the last valuation date of the first contract year, prior to any Step-Up. The percentage applied is determined when your contract is issued and is shown on the rider specifications page for your rider. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Dated: May 20, 2008	Please keep this supplement for future reference.

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